                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 19, 1996
                                                         ---------------


                                 Defiance, Inc.
                                 --------------

             (Exact name of registrant as specified in its charter)

        Delaware                         0-14044             34-1526359
        --------                      ------------           ----------
 (State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)                File Number)       Identification No.)

     1111 Chester Avenue, Suite #750, Cleveland, OH           44114-3516
     ----------------------------------------------           ----------
           (Address of principal offices)                     (Zip Code)


     Registrant's telephone number, including area code   (216) 861-6300
                                                          --------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 19, 1996, Defiance, Inc. completed the sale of all the common shares of its subsidiary, Vaugarde, Inc. to Quoin, Inc. for $2,829,000 in cash, $413,000 of assigned liquid assets and $950,000 of notes receivable. Defiance, Inc. recognized a $2,600,000 pre-tax loss in the fourth quarter of fiscal 1996.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (A) FINANCIAL STATEMENT OF BUSINESS ACQUIRED

              Not applicable.

          (B) PRO FORMA FINANCIAL INFORMATION

              Unaudited Defiance, Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 1996, and the Notes to the Unaudited Pro Forma Financial Information.

         (C.) EXHIBITS

              2.1 Definitive agreement between Defiance, Inc. and Quoin, Inc. for purchase of all outstanding common shares of Vaungarde, Incorporated by Quoin, Inc. dated August 6, 1996 (filed as
                   Exhibit 10-bc to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 and incorporated herein by reference)

              2.2 Press release of Defiance, Inc. dated August 6, 1996 (filed as Exhibit 28.1 to the Registrant's Current Report on Form 8-K dated August 8, 1996 and incorporated herein by reference)

                                    SIGNATURE

 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DEFIANCE, INC.

                                         By: /s/ Michael J. Meier
                                            ----------------------------
                                             Michael J. Meier
                                             Vice President - Finance,
                                             Chief Financial Officer,
                                             Secretary and Treasurer
                                             (Principal Financial Officer)

August 30, 1996




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


                                 DEFIANCE, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 1996
                              ($ AMOUNTS IN 000'S)

 The following unaudited pro forma condensed consolidated statement of operations for the fiscal year ended June 30, 1996, gives effect to the Defiance, Inc. ("Defiance") sale of the stock of its subsidiary, Vaungarde, Inc. ("Vaungarde") for $2,829 in cash, $413 of assigned liquid assets and $950 of notes receivable, as if the disposition had taken place on July 1, 1995. The pro forma information is based on the historical consolidated financial statements of Defiance under the assumptions set forth in the accompanying notes to the pro forma condensed consolidated financial statements. The unaudited pro forma information is before the charge for business to be sold of approximately $2,600 on the sale of Vaungarde.

  The pro forma information is presented for illustrative purposes only and may not be indicative of the results that actually would have occurred had the disposition taken place on July 1, 1995. This statement should be read in conjunction with the audited financial statements and notes thereto of Defiance, Inc. filed with the SEC in its annual report on Form 10-K for the fiscal year ended June 30, 1996. A pro forma balance sheet is not presented as the historical balance sheet included in the 10-K filing already reflects the effect of the divestiture.

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


                                 DEFIANCE, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 1996
                 ($ AMOUNTS IN 000'S, EXCEPT PER SHARE AMOUNTS)

                                     As reported        Less    Pro Forma   Defiance, Inc.
                                    June 30, 1996     Vaungarde Adjustments   Pro Forma
                                  --------------------------------------------------------
Net Sales                            $   103,974       $ 9,887                 $    94,087
Costs and Expenses:
   Cost of Products Sold                  84,518         9,275                      75,243
                                  --------------------------------------------------------
     Gross Margin                         19,456           612                      18,844
Administrative and Selling
Expenses                                  11,307         1,446                       9,861

Interest Expense                           1,680           198                       1,482
Other (Income)Expense, net                   (28)           (1)                        (27)
                                  --------------------------------------------------------
     Pretax Income                         6,497        (1,031)                      7,528
Income Tax                                 2,299          (361)                      2,660
                                  --------------------------------------------------------
   Income (Loss) from
   Continuing Operations Before
   Nonrecurring Charge for
   Business to be Sold               $     4,198       $  (670)      $-0-      $     4,868
                                   =======================================================
   Income (Loss) from
   Continuing Operations
   Before Nonrecurring Charge
   for Business to be Sold Per
   Common Share
   Primary                           $      0.63                               $      0.73

Weighted Average Number of
Shares
       Primary                         6,707,078                                 6,707,078

 See notes to unaudited proforma condensed consolidated financial statements

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

                                 DEFIANCE, INC.

               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
                                   (IN 000'S)

Note A. Basis of Presentation

     On August 19, 1996, Defiance sold all the common shares of its subsidiary, Vaungarde, Inc. to Quoin, Inc. for $2,829 in cash, $413 of assigned liquid assets and $950 of notes receivable. Defiance, Inc. recognized a $2,600 pre-tax loss in the fourth quarter of fiscal 1996.

     The unaudited Pro Forma Consolidated Condensed Statement of Operations reflect the Company's results of operations for the year ended June 30, 1996, on a pro forma basis assuming the transaction had been completed as of July 1, 1995.

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